Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF CARDTRONICS, INC.

PURSUANT TO RULE 13a-14(a) UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,
AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Edward H. West, certify that:

1.	I have reviewed this Amendment No. 1 (this “Amendment”) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 of Cardtronics, Inc.; and

2.

Based on my knowledge, this Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment.

Date: March 1, 2016	/s/ Edward H. West
Edward H. West
Chief Financial Officer